UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2010
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Autobytel Inc.

(Exact name of registrant as specified in its charter)
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Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

The Registrant hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2010, to correct the reference to the reconciliations of non-GAAP financial measures to the GAAP financial measures in the last sentence of the third paragraph as being included in the tables included in the presentation slides filed as Exhibit 99.2.   The full text of the original Form 8-K, as amended, is set forth below.

Item 2.02  Results of Operations and Financial Condition

On August 12, 2010, Autobytel Inc., a Delaware corporation (“Autobytel”), announced in a press release its financial results for the quarter ended June 30, 2010.  A copy of Autobytel’s press release announcing these financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the press release, Autobytel held a telephone conference call that was webcast on August 12, 2010.  A transcript of that conference call together with presentation slides referenced during the conference call is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.  The presentation slides referenced during the conference call were available on Autobytel’s website for viewing by call participants.

The attached presentation slides contain information that includes non-GAAP financial measures as defined in Regulation G adopted by the Securities and Exchange Commission.  Adjusted EBITDA is a non-GAAP financial measure and is defined by Autobytel as net income (loss), as presented in the unaudited consolidated condensed statements of operations and comprehensive loss, before (i) depreciation and amortization; (ii) share-based compensation expense related to the Autobytel’s grant of stock options and other equity awards; and (iii) income tax provision (benefit).  Adjusted total operating expenses is also a non-GAAP financial measure and is defined by Autobytel as total operating expenses, as presented in the unaudited consolidated condensed statements of operations and comprehensive loss, adjusted for significant transactions and events that vary widely and are unpredictable in nature, timing and amount.  These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles (“GAAP”).  Management believes that these measures provide useful information to investors regarding the underlying business trends and performance of Autobytel’s ongoing operations.  The reconciliations of these non-GAAP financial measures to the GAAP financial measures that Autobytel considers most comparable are included in the tables included in the attached presentation slides filed as Exhibit 99.2 of this Current Report on Form 8-K.

The attached press release, transcript and presentation slides are incorporated herein solely for purposes of this Item 2.02 disclosure.  The information furnished pursuant to this Item 2.02, including the exhibits attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language of such filing.  In addition, the press release, transcript and presentation slides furnished as exhibits to this report include “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, stating that certain statements about Autobytel’s business contained in the press release, transcript and presentation slides are “forward-looking” rather than “historic.”

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated August 12, 2010

99.2	Transcript of Conference Call by Autobytel Inc., dated August 12, 2010 and Call Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 18, 2010
                                 Autobytel Inc.

                                    By:   /s/ Glenn E. Fuller
                                     Glenn E. Fuller, Executive Vice President,
                                     Chief Legal and Administrative Officer
                                     and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated August 12, 2010
99.2	Transcript of Conference Call by Autobytel Inc., dated August 12, 2010 and Call Presentation Slides